Related party transactions	12 Months Ended
Dec. 31, 2021
Disclosure of transactions between related parties [abstract]
Related party transactions
24.
Related party transactions

Related parties include members of Board of Directors of the Company and the executive management of the Group. The following transactions were carried out with related parties:

(a)
Contribution from shareholder

Immediately prior to and after the Reorganization, the Listing Business was carried out by Newlink and its consolidated entities. Newlink and its consolidated entities provided financial support for the Listing Business. Pursuant to the Reorganization, NaaS is regarded as continuing operator of the Listing Business. The financial support in historical periods due to Newlink and its consolidated entities was waived as contribution from shareholder. The amount during the years ended December 31, 2020 and 2021 was RMB68.7 million and RMB264.6 million, respectively.

Besides, Newlink charged the Group for services performed by the middle and back office of Newlink. Before the accomplishment of the Restructuring, Newlink charged the Group for free.

(b)
Options from shareholder

EV charging service business was historically part of Newlink’s businesses and were conducted by Newlink and its consolidated entities at the time. Prior to the completion of the Restructuring, Newlink granted options to certain of its employees associated with the EV Charging Business, which employees were subsequently transferred to the Group as part of the Restructuring. The allocation of share-based compensation in 2021 was approximately RMB10.7 million and credited to additional paid in capital accordingly.

(c)
Key management personal compensation

The following table sets forth information regarding our directors and executive officers for the years ended December 31, 2020 and 2021.

	Year ended December 31,
	2020	2021
	RMB’000	RMB’000
Short-term employee benefits	1,056	2,692
	1,056	2,692